UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 7, 2017

(Date of earliest event reported)

NioCorp Developments Ltd.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada (State or Other Jurisdiction of Incorporation)	000-55710 (Commission File Number)	98-1262185 (IRS Employer Identification No.)

7000 South Yosemite Street, Suite 115 Centennial, Colorado (Address of principal executive offices)	80112 (Zip Code)

Registrant’s telephone number, including area code: (720) 639-4647

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 7, 2017, NioCorp Developments Ltd. (the “Company”) issued a press release announcing the upsizing of its previously announced private placement from C$2.5 million to C$4 million. A copy of the February 7, 2017 press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On February 10, 2017, the Company issued a press release announcing the final upsizing of its previously announced private placement from C$4 million to C$4.75 million. A copy of the February 10, 2017 press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference

Item 9.01. Exhibits.

Exhibit	Description
99.1 99.2	Press Release dated February 7, 2017 Press Release dated February 10, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIOCORP DEVELOPMENTS LTD.

DATE: February 14, 2017	By:	/s/ Neal Shah
Neal Shah
Chief Financial Officer